UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2018

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 — Other Events.

On February 23, 2018, Egalet Corporation (the “Company”) and its subsidiary, Egalet, Ltd., received notice from Teva Pharmaceuticals USA, Inc. (“Teva”) that Teva has submitted an Abbreviated New Drug Application (“ANDA”) with the U.S. Food and Drug Administration (the “FDA”) seeking regulatory approval to market a generic version of ARYMO ER™ (morphine sulfate) extended-release tablets (“ARYMO ER”). The notice from Teva included a “Paragraph IV certification” with respect to the following patents listed in the FDA’s publication “Approved Drug Products with Therapeutic Equivalence Evaluations” (the “Orange Book”), U.S. Patent Nos. 9,044,402 and 9,549,899, alleging that these patents are invalid, unenforceable and/or will not be infringed by the commercial manufacture, use or sale of Teva’s proposed generic product.

The Company is currently reviewing the details of Teva’s notice and Paragraph IV certification. Under the Hatch-Waxman Act, the Company has 45 days from receipt of the notice to determine if it will file a patent infringement suit. If the Company brings such a suit, a stay of approval will be imposed by the FDA on Teva’s ANDA for the earlier of 30 months or a decision in the infringement case that each of the patents is invalid or not infringed.

The Company intends to vigorously enforce its intellectual property rights, but cannot predict the outcome of this matter.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding the Company’s intention to enforce its intellectual property rights. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “will”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the outcome of the Company’s review of the notice and Paragraph IV certification; the Company’s ability to successfully enforce its intellectual property rights, and to defend its patents; the possibility that the Company may be required to file lawsuits to defend the patent rights covering its product or technology, and the substantial costs associated with such lawsuits; the possible introduction of generic competition to ARYMO ER; and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K (as supplemented by the Company’s Quarterly Reports on Form 10-Q), which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2018	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

3